Exhibit 99.2

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[GRAPHIC]

Smurfit-Stone

Strategic Reassessment

November 9, 2005

Executive Overview

Redefine strategy

New organization structure

Initiatives enable new strategy, 2008 targets:

•                  $600 million/year savings

•                  $650 million/year incremental revenue

Improve shareholder value and financial flexibility

SSCC Business Strategy: 1998

Achieve industry-leading volume via acquisition and consolidation

Balance supply with demand

Build broadest product array

Widest geographic coverage

Geographic market segmentation

Use free cash flow to reduce debt

Business Situation: 2005

Decentralized	Inflationary	Slow Growth	Commoditized
“Go-to-Market”	Cost	Market	Product
Approach	Pressures

High Cost Operations		Significant Price
Competition

Unacceptable
Financial Results

New strategy to address market and improve shareholder value

Strategic Business Review:  Findings

Cost competitive mill system

Opportunity to reduce converting costs

Low cost profile increases ability to compete

Attractive segments exist in a slow growth market

Mega-retailers increasing influence on packaging

SSCC’s Mill System is Cost Competitive

Containerboard Cost Profile

(% of tons)

[CHART]

Source:   Paperloop, various reports

Opportunity to Reduce SSCC Converting Costs

[CHART]

Source:   Dean & Co

Low Cost Profile Increases Ability to Compete

[CHART]

Source: Dean & Co

Attractive Segments Exist in Slow Growth Market

Market growth vs. SSCC Share

[CHART]

Top Five Sources of Paper Packaging Growth

(2003-2008)

[CHART]

Source:   Dean & Co

Mega-Retailer Increasing Influence on Packaging

Threat

•                  Increased corrugated spend through mega-retail channel

•                  Reduce corrugated demand

Opportunity

•                  Influence packaging design

•                  Packaging -‘Face of the brand’

•                  Private labels growing 2x branded

Redefine Business Model and Organization Structure

Low cost profile

Innovative marketing approach

Expanded service offerings

New organization structure

Strategy – by Category

Cost	1998	2006

Cost	Consolidation synergies	Leverage to a low cost profile

Growth	Breadth of product line	Deliver solutions spanning full packaging value chain

Target selected manufacturing, consumer products and retail end markets

Business Structure	Increase North American presence	Establish operating structure and asset base to most effectively deliver packaging products and solutions
Rationalize excess capacity

Financial	Maintain financial flexibility	Improve shareholder value and financial flexibility

Blueprint For Change

Organization
Strategy	Structure	Initiatives	Measures

Cost	Separate manufacturing	Cost	Timeline and Milestones
and sales/marketing
Growth		Growth
Centralize
Business Structure	sales/marketing	Improve financial flexibility
and shareholder value
Financial	Executive management
team

Initiatives Management
Office

Organization
Strategy	Structure	Initiatives	Measures

Cost	Separate manufacturing	Cost	Timeline and Milestones
and sales/marketing
Growth		Growth
Centralize
Business Structure	sales/marketing	Improve financial flexibility
and shareholder value
Financial	Executive management
team

Initiatives Management
Office

Organizational Changes

Separate manufacturing and sales/marketing

•                  Decouple sales from plant management

•                  Measure manufacturing on cost metrics

•                  Execute cost reductions

Centralize sales and marketing

•                  Enterprise instead of plant-centric

•                  Align teams around target markets

Executive Organization Structure

CEO

SVP -
		COO	Strategic	CFO	Etc …
Initiatives

SVP -	SVP –	SVP –
Sales &	Manufacturing,	Container-	SVP –	Consumer
Marketing,	Corrugated	board	Recycling	Packaging
Corrugated	Container	Mill
Container

Initiatives Management Office

CEO

SVP -
Strategic
Initiatives

Container	Container	Mill	Container
Cost Reduction	Scaling	Cost Reduction	Pricing/Target	Etc…
Team	Team	Team	Team

Blueprint For Change

Organization
Strategy	Structure	Initiatives	Measures

Cost	Separate manufacturing	Cost	Timeline and Milestones
and sales/marketing
Growth		Growth
Centralize
Business Structure	sales/marketing	Improve financial flexibility
and shareholder value
Financial	Executive management
team

Initiatives Management
Office

Container Productivity Improvement	[GRAPHIC]

Optimize within and across facilities … rationalize excess capacity

Rank plants by headcount/MSF in 5 peer groups

Optimize staffing for each plant based on current best performers

Best in class review teams visit every location	Savings: $180 million
Timing: thru 2008
Reassess business allocation across plants	CapEx: $150 million
	Costs:	$15 million (cash)
Focused improvement and strategic CapEx for higher machine utilization		$25 million (non-cash)

Rationalize 10-15 container plants over 12-18 months

Remove 6 additional corrugators – integrate demand into existing infrastructure

Container Scaling	[GRAPHIC]

Drive scale via hi-speed corrugator investment in strategic markets

Invest in new hi-speed corrugators in strategic geographic markets per economies of scale

	Savings:	$80 million
Rationalize additional 10-15 container plants		(120 million by 2009)
Timing: thru 2008
	CapEx:	$250 million
Focus new production model on maximum machine utilization		(including system)
	Costs:	$90 million (cash)
$80 million (non-cash)
Common business system across operations

Illustration of Scaling

Area A	Area A
(Pre-Scaling)	(Post-Scaling)

[GRAPHIC]	[GRAPHIC]

$27 Million
Investment

$12 million annual area “A” savings

Forecasted Plant Structure

(% of MSF corrugated)

Today	2008

[CHART]	[CHART]

20% reduction in number of facilities

Mill Productivity Improvement

Size to meet existing demand and optimize based on system cost

Rationalized 700,000 tons permanently … 565 positions eliminated

Set best in class operating targets for each remaining paper machine	Savings: $115 million
Timing: thru 2008
Target CapEx to reduce chemical and energy usage	CapEx: at annual rate
Costs: $20 million (cash)
Target staffing optimization reduction of 65 additional positions

Explore potential for fewer/higher output mills

System Optimization

Trim and Grade
• Standardize trim sizes	Savings:	$60 million
• Standardize mill/corrugator grade to meet ECT requirements at lowest system cost		$50 million
(inventory)
Timing: thru 2007

Transportation/Procurement
• Transportation management system	Savings: $55 million
• Improve leverage to offset freight inflation	Timing: thru 2008
• Further consolidate supply base

SG&A
• Finance shared services … reduce headcount Review other functions for opportunities … upside from common system	Savings: $35 million Timing: thru 2008
• Finalize benefit modifications	Costs: $5 million

Cost Initiatives

Savings and Cost Summary ($ millions)

	Initiative Savings	Initiative Costs
	Full Year 2008
	Savings vs. 3Q 05		Restructuring Charges/Other
	Annualized	CAPEX	Cash	Non-Cash
Mill - Consolidation	$50	$—	$20	$—
Mill - Productivity	65	—	—	—
Container - Productivity	180	150	15	25
Container - Scaling	80	250	90	80
Trim & Grade	60	—	—	—
Transportation/Procurement	55	—	—	—
SG&A	35	—	5	—

Subtotal	525	400	130	105

Consumer - Productivity	75	—	—	—

Total	$600	$400	$130	$105

Note:  CapEx are costs above existing CapEx run rate

Blueprint For Change

Strategy	Organization Structure	Initiatives	Measures

Cost Growth Business Structure Financial	Separate manufacturing and sales/marketing Centralize sales/marketing Executive management team Initiatives Management Office	Cost Growth Improve financial flexibility and shareholder value	Timeline and Milestones

Identifying Attractive Markets

Key Criteria

•                              Growth expectations

•                              Margin potential

•                              Industry concentration

•                              Packaging costs as a percent of product value and

•                              Paper packaging spend as a percent of total packaging spend

Expected Growth by Segment (2003-2008) ($ Millions)

[CHART]

Growth Examples

•                  Rx

•                  Retailers

•                  Frozen specialties

•                  Produce

•                  Brewery products

Source:   Dean & Co

Growth Model

	Revenue	Extend to		New Growth
	Generation	New Markets		Territory
Model
Agency
		Pull Through	Model

Buyer
Philosophy			Innovative
		Low Cost	Products/Services
Cost
	Model	Establish or Entrench		Expand
		Relationships		Offerings

		Packaging		Packaging AND Services
Combination of Broad Service/Packaging Offerings

‘Agency’ Service Model

Current Product and Service
Delivery Model

Customer

Branding		Package		Logistics

	Design		Filling

‘Agency’ Service Model

Customer
Agency Zone

Branding		Logistics
SSCC

Design		Filling

Package

Demand For Value Added Services

Percentage of Activities Manufacturers Outsource

[CHART]

Service Market Size

[CHART]

Source: Dean & Co

Implementation

Wal-Mart Kid Connection Toy Line

Scope of Program

•             449 SKU (US Domestic and International)

•             51 million boxes

•             80 merchandise suppliers and factories

Total SSCC Team members - 33

•             Customer service/account manager, structural engineer

•             Designers, photographers, production artists and quality control

Services

•             Structural design

•             Photography

•             Artwork adaptation

•             Packaging manufacturing

[GRAPHIC]

Customer experience – significant increase in volume over 3 years

Incremental Revenue Growth Opportunity

Agency Model Revenue Potential

[CHART]

Total SSCC Revenue Growth Potential

[CHART]

Blueprint For Change

Strategy	Organization Structure	Initiatives	Measures

Cost Growth Business Structure Financial	Separate manufacturing and sales/marketing Centralize sales/marketing Executive management team Initiatives Management Office	Cost Growth Improve financial flexibility and shareholder value	Timeline and Milestones

Business Segments Attractiveness

[CHART]

Estimated Impact on EBITDA

[CHART]

* - 2008 base assumes estimated price increases & cost inflation

** - For illustration purposes Consumer’s full EBITDA is eliminated

Estimated Net Cash Flow

[CHART]

Blueprint For Change

Strategy	Organization Structure	Initiatives	Measures

Cost Growth Business Structure Financial	Executive management team Separate manufacturing and sales/marketing Centralize sales/marketing Initiatives Management Office	Cost Growth Improve financial flexibility and shareholder value	Timeline and Milestones

Timeline & Milestones ($ in Millions)

[CHART]

Summary

Redefined strategies

•                  Significantly lower operations cost

•                  Leverage low cost operation to drive growth in select markets

•                  Implement Agency Model to provide packaging solutions

Initiatives

•                  $600 million/year savings by 2008

•                  Invest $400 million in CapEx through 2008

•                  $650 million/year incremental revenue by 2008

•                  Divest non-strategic assets

Right people and organizational/operational structure

Build shareholder value

Safe Harbor

This presentation contains statements relating to future results.  Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to changes in general economic conditions, continued pricing pressures in key product lines, seasonality and higher recycled fiber, transportation and energy costs, as well as other risks and uncertainties described in “forward-looking statements” in the company’s annual report on form 10-K for the year ended December 31, 2004, as updated from time to time in the company’s Securities and Exchange Commission filings.

Contact Information

Tim McKenna	John Haudrich
SVP, Investor Relations & Communications	Director, Investor Relations
(314) 746-1254	(314) 746-1266
tmckenna@smurfit.com	jhaudrich@smurfit.com

Appendix

Globalization

While offshore migration continues, most segments now stable

[CHART]

Source:   Dean & Co

Packaging Commoditization

Price remains a key factor in packaging vendor selection

[CHART]

Source: Dean & Co, Customer Surveys

Mega-Retailing Influence

Mega-Retailer Growth

[CHART]

Spectrum of Retailer Packaging Control

	Retailer Decides			Manufacturer Decides

Brand Position	Owned by retailer	Secondary packaging sells product	Primary packaging sells product, but stocking is cumbersome	Strong brand with multiple packaging options	Extremely strong brand

Retailer Influence	Package completely created by retailer	Retailer mandates secondary packaging and delivery methods	Retailer mandates secondary packaging for efficiency	Retailer chooses specfic primary packaging	Only retailer impact is to group multiple units with shrink-wrap

Source:   Dean & Co

Packaging is the “Face of the Brand”

In-store marketing up 6% in past 12 months to $18.6 billion

•                  Wall Street Journal

Traditional media less effective

•                  1995: 3 TV spots reached 80% of women 18-49

•                  2003: 97 TV spots reached same market

•                  Cable TV advertising reduced 25%

•                  Broadcast TV ads down 5%

•                  Overall ad spend is up

•                  Major CPG

Private Labels Growth at 2x Branded Goods

Private Label vs.
Branded Growth Trends

[CHART]

Retailer Private Label Growth

[CHART]

Source:   AC Nielsen

Packaging Demand Trends

Tracking Demand

[CHART]

Historical Comparisons

[CHART]

Source: U.S. Census, Federal Reserve, Dean & Company analysis